UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, DC 20549

                     FORM 8-K


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                  May 11, 2006

              THE WASHINGTON POST COMPANY
(Exact name of registrant as specified in its charter)

    Delaware	     1-6714	          53-182885
 (State or other   (Commission File      (IRS Employer
  jurisdiction of     Number)	    Identification No.)
  incorporation)


   1150 15th Street, N.W.			20071
      Washington, D.C.			     (Zip Code)
   (Address of principal
     executive offices)

			(202) 334-6000
(Registrants telephone number, including area code)

			Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425
	under the Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12
	under the Exchange Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to
	Rule 14d-2(b) under the Exchange Act (17 CFR
	240.14d-2(b))
[  ]	Pre-commencement communications pursuant to
	Rule 13e-4(c) under the Exchange Act (17
	CFR 240.13e-4(c))


Section 1 - Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

	Item 1.01(a) The Shareholders of the Company approved a series of amendments to the Companys
Incentive Compensation Plan in the form set out in Exhibit A to the 2006 Proxy Statement previously sent to shareholders, which amendments would (i) provide the Companys Compensation Committee with greater flexibility in designing compensation plans for key employees of the Company and its subsidiaries and
(ii) modify or establish caps on the payouts of various awards payable to participants under the Incentive Compensation Plan.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    Item 9.01(c) Exhibits

    Exhibit No.	Description

    10.1 	The Washington Post Company Incentive
		Compensation Plan as adopted May 11, 2006



			SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				The Washington Post Company
					(Registrant)

Date May 22, 2006  		/s/ John B. Morse, Jr.
					(Signature)

				John B. Morse, Jr.
				Vice President, Finance

EXHIBIT INDEX


Exhibit No.	Description


Exhibit 10.1	The Washington Post Company Incentive
		Compensation Plan as adopted
		May 11, 2006